Financial Assets at FVTPL	6 Months Ended
Jun. 30, 2026
Financial Assets at FVTPL [Abstract]
FINANCIAL ASSETS AT FVTPL
12.	FINANCIAL ASSETS AT FVTPL

	As of	As of
	June 30,	December 31,
	2026	2025
	US$’000	US$’000
	(unaudited)	(audited)
Listed equity shares and stock loans	355,647	304,136
Unlisted equity shares	893	898
Movie income right investments	10,838	12,040
Investments held in the Trust Account (note)	152,545	150,110
Total	519,923	467,184

Shown as:
- current assets	7,978	8,039
- non-current assets	511,945	459,145
	519,923	467,184

Note: During the year ended December 31, 2025, TGE Value Creative Solutions Corp (“TGE SPAC”), the subsidiary of the Company, consummated the initial public offering of 15,000,000 units (the “Units”), at US$10.00 per Unit, generating gross proceeds of US$150 million. Each Unit consists of one Class A ordinary share, and one-half of one redeemable warrant. Following the closing of the initial public offering, an amount of US$150 million from the net proceeds of the sale of the Units and the sale of the private placement warrants was placed in the trust account (the “Trust Account”) located in the United States. The funds held in the Trust Account are restricted and can only be used to pay redeeming shareholders, consummate an initial business combination, or distribute to public shareholders in the event of liquidation. As of June 30, 2026, the investments held in the Trust Account, amounting to approximately US$152,545,000, were invested in money market funds.

In October 2025, the Group entered into a stock lending agreement with a subsidiary of the ultimate holding company, pursuant to which the Group lent certain listed equity shares to the subsidiary of the ultimate holding company, bearing interest at 2% per annum computed based on market value of the listed equity shares. Upon the maturity of the stock lending agreement, the subsidiary of the ultimate holding company is obligated to return all borrowed listed equity shares to the Group.